EXHIBIT 10.1


                          AGREEMENT AND PLAN OF MERGER

                                       OF

                          ARINCO COMPUTER SYSTEMS INC.
                           (a New Mexico corporation)

                                  WITH AND INTO

                              PANGEA INTERNET, INC.
                            (a Delaware corporation)


                  Agreement and Plan of Merger entered into on April 21, 2000 by Arinco Computer Systems Inc., a business corporation of the State of New Mexico, and approved by resolution adopted by its Board of Directors on said date, and entered into on March 28, 2000 by Pangea Internet, Inc., a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date.

                  WHEREAS Arinco Computer Systems Inc. is a business corporation of the State of New Mexico with its registered office therein located at 104 South Capitol, Suite 8, City of Santa Fe, County of Santa Fe; and

                  WHEREAS the total number of shares of stock which Arinco Computer Systems Inc. has authority to issue is 50,000,000 shares, 5,000,000 of which are preferred stock of par value $0.10 each, and 45,000,000 of which are common stock of par value of $0.01 each; and

                  WHEREAS Pangea Internet, Inc. is a business corporation of the State of Delaware with its registered office therein located at 9 Loockerman Street, City of Dover, County of Kent; and

                  WHEREAS the total number of shares of stock which Pangea Internet, Inc. has authority to issue is 505,000,000 shares, 500,000,000 of which are common stock, par value $0.01 each, and 5,000,000 of which are preferred stock, par value $0.10 each; and

                  WHEREAS the Business Corporation Act of the State of New Mexico permits a merger of a business corporation of the State of New Mexico with and into a business corporation of another jurisdiction; and

                  WHEREAS the General Corporation Law of the State of Delaware permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware; and

                  WHEREAS Arinco Computer Systems Inc. and Pangea Internet, Inc. and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Arinco Computer Systems Inc. with and into Pangea Internet, Inc. pursuant to the provisions of the Business Corporation Act of the State of New Mexico and pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Arinco Computer Systems Inc. and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Pangea Internet, Inc. and approved by a resolution adopted by its Board of Directors, the Agreement and Plan of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Plan and Agreement set forth.

                  1. Arinco Computer Systems Inc. and Pangea Internet, Inc. shall, pursuant to the provisions of the Business Corporation Act of the State of New Mexico and the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation, to wit, Pangea Internet, Inc., which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Delaware. The separate existence of Arinco Computer Systems Inc., which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Business Corporation Law of the State of New Mexico.

                  2. The present Certificate of Incorporation of Pangea Internet, Inc., will be the the Certificate of Incorporation of the surviving corporation until changed, altered or amended in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

                  3. The present by-laws of Pangea Internet, Inc.will be the by-laws of the surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

                  4. The directors and officers in office of Pangea Internet, Inc. at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

                  5. Each issued share of common stock, series A preferred stock and series B preferred stock of the terminating corporation shall, at the effective time of the merger, be converted into one share of common stock, series A preferred stock and series B preferred stock, respectively, of the surviving corporation. The issued shares of common stock, series A preferred stock and series B preferred stock of the surviving corporation shall not be converted or exchanged in any manner, but shall be canceled and rendered null and void. Each warrant to purchase shares of common stock of the terminating corporation shall, at the effective time of the merger, be converted into one warrant to purchase the same number of shares of common stock of the surviving corporation.

                  6. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Business Corporation Act of the State of New Mexico and upon behalf of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New Mexico and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of New Mexico and the State of Delaware and elsewhere to effectuate the merger herein provided for.

                  7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

                  IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:    April 21, 2000

                              ARINCO COMPUTER SYSTEMS INC.


                              By:  /s/ Cary S. Fitchey
                                   -----------------------
                                   Name:  Cary S. Fitchey
                                   Title: President and Chief Executive Officer


                              PANGEA INTERNET, INC.


                              By:  /s/ Cary S. Fitchey
                                   -----------------------
                                   Name:  Cary S. Fitchey
                                   Title: President and Chief Executive Officer

                CERTIFICATE OF SECRETARY OF PANGEA INTERNET, INC.



                  The undersigned, being the Secretary of Pangea Internet, Inc., does hereby certify that a meeting of the Board of Directors has been held at which approval has been given to the adoption of the foregoing Agreement and Plan of Merger by the holders of all of the outstanding stock of said corporation, in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware

Dated:    April 21, 2000



                                        /s/ William P. O'Donnell
                                        -------------------------------
                                        William P. O'Donnell, Secretary
                                        PANGEA INTERNET, INC.